Exhibit 10.1

FIRST AMENDMENT TO TRIPLE-NET LEASE

THIS FIRST AMENDMENT TO TRIPLE-NET LEASE (this “Amendment”) is entered into effective as of the 19th day of February, 2016 (the “Effective Date”), between ARC NSSNJCA001, LLC, a Delaware limited liability company, whose address is 106 York Road Jenkintown, Pennsylvania 19046 (“Landlord”) and NIMBLE STORAGE, INC., a Delaware corporation, whose address is 211 River Oaks Parkway, San Jose, California 95134 (“Tenant”).

WHEREAS, RO Parkway Associates, LLC, a Delaware limited liability company (“Assignor”) and Tenant entered into that certain Triple-Net Lease dated April 19, 2013 (the “Lease”), whereby Tenant leased from Assignor certain property located at 211 River Oaks Parkway, San Jose, California, and as more fully described in the Lease (the “Premises”);

WHEREAS, Assignor assigned to Landlord all of its rights, title and interest in and to the Lease and Landlord agreed to assume the Lease pursuant to the terms of that certain Assignment and Assumption of Lease dated June 27, 2014; and

WHEREAS, Tenant desires to make certain improvements and alterations at the Premises as more particularly described on Exhibit A attached hereto;

WHEREAS, Landlord and Tenant desire to amend the Lease as provided for herein; and

NOW THEREFORE, in consideration of the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.	Landscape Improvements. Tenant shall contract with Gachina Landscape Management (the “Contractor”) to perform certain improvements to the landscaping of the Premises as more particular described on the proposals attached hereto as Schedule A (the “Scope of Work”). Tenant shall use commercially reasonable efforts to cause the Contractor to perform all such improvements in a good and workmanlike manner. Tenant shall use commercially reasonable efforts to cause the Contractor to warrant all work. Landlord shall pay to Contractor amounts to be paid for completion of the work described in the Scope of Work, as soon as practicable after receipt, review and acceptance of (1) an invoice from the Contractor for amounts to be paid, (2) signed and notarized partial or final lien waivers, as applicable, from the Contractor and any sub-contractors, and (3) written confirmation from Tenant of its inspection and acceptance of the work performed with respect to such payment request through the date thereof, all in form an substance reasonably acceptable to Landlord.

2.	Base Rent Adjustment. Notwithstanding anything in the Lease to the contrary, beginning on the first day of the calendar month following Landlord’s final payment in full for all work described in the Scope of Work (“Landlord’s Final Payment”) Tenant shall pay to Landlord monthly as additional Monthly Base Rent an amount equal to the Landlord’s Final Payment, amortizing over the number of months remaining in the Term at a rate of eight percent (8%) per annum.

3.	Tenant Representations and Warranties. Tenant represents, warrants, covenants and certifies to Landlord that (i) Tenant has full power and authority to enter into and perform its obligations under this Amendment and the Lease; (ii) the entry into and performance by Tenant of this Amendment and the Lease does not and will not conflict with or violate any provision of Tenant’s organizational documents; and (iii) this Amendment has been duly authorized and validly executed and delivered by Tenant.

4.	Binding Effect. This Amendment shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and assigns.

5.	Attorneys’ Fees. Should either party institute any legal action or proceeding to enforce the provisions of this Amendment, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and costs incurred in connection with the exercise of its rights and remedies hereunder as well as court costs and expert witness fees as the court shall determine.

6.	Amendment Controls. Except as is specifically amended herein, the terms and conditions of the Lease shall remain in full force and effect. If any provision of the Lease is in conflict with any provision of this Amendment, the terms of this Amendment shall control.

7.	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

[SIGNATURES ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, the parties hereto have entered into this Amendment as of the Effective Date.

LANDLORD:

ARC NSSNJCA001, LLC, a Delaware limited liability company

By: Global Net Lease Operating Partnership, L.P., a Delaware limited liability company, its sole member

By:	/s/ Jesse Charles Galloway

Title:	Its Authorized Signatory

Name:	Jesse Charles Galloway

LESSEE:
NIMBLE STORAGE, INC., a Delaware corporation

By:	/s/ Anup Singh

Name:	Anup Singh

Title:	CFO

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SCHEDULE A

Copies of Proposals

4

July 14, 2015

PROPOSAL

ACCOUNTS PAYABLE

NIMBLE STORAGE

NIMBLE STORAGE

211 RIVER OAKS PARKWAY

SAN JOSE, CA 95134

DESCRIPTION OF WORK TO BE PERFORMED

THIS PROPOSAL IS VALID FOR 60 DAYS

Phase #1

Upgrade 3” Pop-Up bodies in turf area to 6” Pop-Up bodies. Add pressure regulation, check valves and high-efficiency nozzles. Upgrading will increase uniformity of water applied and reduce wasted water.

Controller A:

Station #6	-replace 46 pop-up bodies and spray nozzles to Toro pop-ups 6” with MP Rotator Nozzle 1000 Series
Station #8	-replace 25 pop-up bodies and spray nozzles to Toro pop-ups 6” with MP Rotator Nozzle 1000 Series
Station #10	-replace 28 pop-up bodies and spray nozzles to Toro pop-ups 6” with MP Rotator Nozzle 1000 Series

Total of (99) bodies and nozzles on Controller A

TOTAL: $6,134.00

By		By
Chad Sutton

Date	August 10, 2015	Date

GACHINA LANDSCAPE MANAGEMENT			NIMBLE STORAGE

JOB #28229

Do not remit payment. Invoice will be issued upon completion of work.

Gachina Landscape Management – 1130 O’Brien Dr. – Menlo Park CA 94025

Phone 650-853-0400 / Fax 650-853-0430

www.gachina.com Lic.# 473815

PHASE #1

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July 14, 2015

PROPOSAL

ACCOUNTS PAYABLE

NIMBLE STORAGE

NIMBLE STORAGE

211 RIVER OAKS PARKWAY

SAN JOSE, CA 95134

DESCRIPTION OF WORK TO BE PERFORMED

THIS PROPOSAL IS VALID FOR 60 DAYS

Phase #2

Upgrade 4” Pop-Up bodies in turf area to 6” Pop-Up bodies. Add pressure regulation, check valves and high-efficiency nozzles. Upgrading will increase uniformity of water applied and reduce wasted water.

Controller B:

Station #5	-replace 30 pop-up bodies and spray nozzles to Toro pop-ups 6” with MP Rotator Nozzle 1000 Series
Station #7	-replace 28 pop-up bodies and spray nozzles to Toro pop-ups 6” with MP Rotator Nozzle 1000 Series
Station #20	-replace 16 pop-up bodies and spray nozzles to Toro pop-ups 6” with MP Rotator Nozzle 1000 Series
Station #31	-replace 27 pop-up bodies and spray nozzles to Toro pop-ups 6” with MP Rotator Nozzle 1000 Series

Total of (101) bodies and nozzles on Controller B

TOTAL: $6,320.00

By		By
Heriberto Cortes

Date	August 10, 2015	Date

GACHINA LANDSCAPE MANAGEMENT			NIMBLE STORAGE

JOB #32373

Do not remit payment. Invoice will be issued upon completion of work.

Gachina Landscape Management – 1130 O’Brien Dr. – Menlo Park CA 94025

Phone 650-853-0400 / Fax 650-853-0430

www.gachina.com Lic.# 473815

PHASE #2

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August 10, 2015

WORK ORDER #28275

PROPOSAL FOR

ACCOUNTS PAYABLE

NIMBLE STORAGE

NIMBLE STORAGE

211 RIVER OAKS PARKWAY

SAN JOSE, CA 95134

DESCRIPTION OF WORK TO BE PERFORMED

Phase #3

Replace regular spray Nozzles to Efficient MP Rotator Nozzles to save water and to avoid water hitting the windows Note: Existing sprinkler body will be reused. We are only changing the existing standard spray nozzles for MP Nozzles.

Controller A:
Station #1	-Change 6 Regular Nozzles to MP Rotator Nozzle 1000 series
Station #2	-Change 31 Regular Nozzles to MP Rotator Nozzle 2000 series
Station #3	-Change 21 Regular Nozzles to MP Rotator Nozzle 2000 series
Station #4	-Change 14 Regular Nozzles to MP Rotator Nozzle 1000 series
Station #5	-Change 20 Regular Nozzles to MP Rotator Nozzle 2000 series
Station #14	-Change 18 Regular Nozzles to MP Rotator Nozzle 1000 series
Station #23	-Change 17 Regular Nozzles to MP Rotator Nozzle 1000 series
TOTAL OF (127) NOZZLES ON CONTROLLER A

Controller B:
Station #9	-Change 25 Regular Nozzles to MP Rotator Nozzle 1000 series
Station #10	-Change 22 Regular Nozzles to MP Rotator Nozzle 1000 series
Station #11	-Change 33 Regular Nozzles to MP Rotator Nozzle 1000 series
Station #12	-Change 20 Regular Nozzles to MP Rotator Nozzle 1000 series
Station #13	-Change 45 Regular Nozzles to MP Rotator Nozzle 1000 series
Station #15	-Change 23 Regular Nozzles to MP Rotator Nozzle 1000 series
Station #16	-Change 14 Regular Nozzles to MP Rotator Nozzle 1000 series
Station #17	-Change 14 Regular Nozzles to MP Rotator Nozzle 1000 series
Station #18	-Change 33 Regular Nozzles to MP Rotator Nozzle 1000 series
Station #22	-Change 31 Regular Nozzles to MP Rotator Nozzle 800 series
Station #24	-Change 30 Regular Nozzles to MP Rotator Nozzle 1000 series
Station #25	-Change 24 Regular Nozzles to MP Rotator Nozzle 1000 series
Station #27	-Change 25 Regular Nozzles to MP Rotator Nozzle 1000 series
Station #28	-Change 11 Regular Nozzles to MP Rotator Nozzle 1000 series
Station #29	-Change 14 Regular Nozzles to MP Rotator Nozzle 800 series
TOTAL OF (364) NOZZLES ON CONTROLLER B

Battery Operated Controller C:

Station #1	-Change 21 Regular Nozzles to MP Rotator Nozzle 1000 series
Station #2	-Change 21 Regular Nozzles to MP Rotator Nozzle 800 series
TOTAL OF (42) NOZZLES ON CONTROLLER C

GRAND TOTAL OF (533) NOZZLES
	TOTAL:	$7,882.00

Gachina Landscape Management – 1130 O’Brien Dr. – Menlo Park CA 94025

WORK ORDER #28275	NIMBLE STORAGE	August 10, 2015

By		By
Heriberto Cortes

Date	August 10, 2015	Date

	GACHINA LANDSCAPE MANAGEMENT		NIMBLE STORAGE

Gachina Landscape Management – 1130 O’Brien Dr. – Menlo Park CA 94025

PHASE #3

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July 14, 2015

PROPOSAL

ACCOUNTS PAYABLE

NIMBLE STORAGE

NIMBLE STORAGE

211 RIVER OAKS PARKWAY

SAN JOSE, CA 95134

DESCRIPTION OF WORK TO BE PERFORMED

THIS PROPOSAL IS VALID FOR 60 DAYS

Phase #4

Upgrade existing risers to 6” Pop-Up bodies. Add pressure regulation, check valves and high-efficiency nozzles. Upgrading will increase uniformity of water applied and reduce wasted water. This upgrade will also help to eliminate overspray and misting onto the windows.

Controller A:

Station #11	-replace 18 Risers to Toro Pop-ups 6” With MP Rotator Nozzle 1000 Series
Station #12	-replace 20 Risers to Toro Pop-ups 6” With MP Rotator Nozzle 1000 Series
Station #16	-replace 28 Risers to Toro Pop-ups 6” With MP Rotator Nozzle 1000 Series
Station #19	-replace 22 Risers to Toro Pop-ups 6” With MP Rotator Nozzle 1000 Series

TOTAL OF (88) ON CONTROLLER A

Controller B:

Station #6	-replace 10 Risers to Toro Pop-ups 6” With MP Rotator Nozzle 1000 Series
Station #8	-replace 27 Risers to Toro Pop-ups 6” With MP Rotator Nozzle 1000 Series
Station #19	-replace 26 Risers to Toro Pop-ups 6” With MP Rotator Nozzle 1000 Series
Station #30	-replace 24 Risers to Toro Pop-ups 6” With MP Rotator Nozzle 1000 Series

TOTAL OF (87) ON CONTROLLER B

GRAND TOTAL OF (175) ON BOTH CONTROLLERS:

TOTAL: $10,950.00

By		By
Heriberto Cortes

Date	August 10, 2015	Date

GACHINA LANDSCAPE MANAGEMENT			NIMBLE STORAGE

JOB # 28355

Do not remit payment. Invoice will be issued upon completion of work.

Gachina Landscape Management – 1130 O’Brien Dr. – Menlo Park CA 94025

Phone 650-853-0400 / Fax 650-853-0430

www.gachina.com Lic.# 473815

PHASE #4

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July 29, 2015

PROPOSAL

ACCOUNTS PAYABLE

NIMBLE STORAGE

NIMBLE STORAGE

211 RIVER OAKS PARKWAY

SAN JOSE, CA 95134

DESCRIPTION OF WORK TO BE PERFORMED

THIS PROPOSAL IS VALID FOR 60 DAYS

Phase # 5 TURF CONVERSION TO DROUGHT TOLERANT SHRUBS ALONG THE STREET

PLANTING INSTALLATION AT $21,398.00

11,997	Sf	Spray Round Up on Turf (1 Application)

11,997	Sf	Demo Turf and Dispose

11,997	Sf	Cultivate area w/ Compost to amend Soil

118	5g	Install Salvia Mexican sage (4’ on center)

118	1g	Install Chondropetalum tectorum(4’ on center)

118	1g	Install Myoporum parvifolium (4’ on center)

118	1g	Install Dietes bicolor fortnight lily (4’ on center)

118	1g	Install Achillea millefolium Yellow (4’ on center)

118	1g	Install Carex tumulicola divulsa (4’ on center)

MULCH INSTALLATION AT $7,215.00

111	Cy	Install Mulch Mahogany color (3” depth)

IRRIGATION INSTALLATION AT $20,854.00

36	ea	Cap Existing Pop-ups

9	ea	Install Pressure Regulator and Filter w/ 1419 Valve Box

9	ea	Install 1 1/2” Valves Plastic

32,000	Lf	Install Drip w/ staples and emitters Include

Do not remit payment. Invoice will be issued upon completion of work.

Gachina Landscape Management – 1130 O’Brien Dr. – Menlo Park CA 94025

Phone 650-853-0400 / Fax 650-853-0430

www.gachina.com Lic.# 473815

JOB # 31731	NIMBLE STORAGE	July 29, 2015

NOTE:

Stumps to be removed by someone else.
TOTAL: $49,467.00

By		By
Heriberto Cortes

Date	July 29, 2015	Date

GACHINA LANDSCAPE MANAGEMENT			NIMBLE STORAGE

JOB # 31731

Do not remit payment. Invoice will be issued upon completion of work.

Gachina Landscape Management – 1130 O’Brien Dr. – Menlo Park CA 94025

Phone 650-853-0400 / Fax 650-853-0430

www.gachina.com Lic.# 473815

PHASE # 5

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July 14, 2015

PROPOSAL

ACCOUNTS PAYABLE

NIMBLE STORAGE

NIMBLE STORAGE

211 RIVER OAKS PARKWAY

SAN JOSE, CA 95134

DESCRIPTION OF WORK TO BE PERFORMED

THIS PROPOSAL IS VALID FOR 60 DAYS

Drip Installation on the West and East side on the parking lot for water conservations.

Phase #6

Controllers A and B

Irrigation Installation (Note: Pop-ups to remain. we are capping lateral only)

Controller A
2	ea	Install pressure regulator and filer w/ 1419 valve box
1,200	Lf	Netafim installation w/ fittings and air relief valves include

Controller B
2	ea	Install pressure regulator and filer w/ 1419 valve box
1,500	Lf	Netafim installation w/ fittings and air relief valves include

14 – Cubic Yards of Mahogany Mulch to cover Drip lines

NOTE: This proposal does not qualify for rebates.

TOTAL: $5,597.00

By		By
Heriberto Cortes

Date	August 10, 2015	Date

GACHINA LANDSCAPE MANAGEMENT			NIMBLE STORAGE

JOB # 32605

Do not remit payment. Invoice will be issued upon completion of work.

Gachina Landscape Management – 1130 O’Brien Dr. – Menlo Park CA 94025

Phone 650-853-0400 / Fax 650-853-0430

www.gachina.com Lic.# 473815

PHASE # 6

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